UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 20, 2007

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

333-145140-01	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3583	THE TOLEDO EDISON COMPANY	34-4375005
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY	21-0485010
(A New Jersey Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-446	METROPOLITAN EDISON COMPANY	23-0870160
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3522	PENNSYLVANIA ELECTRIC COMPANY	25-0718085
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

FirstEnergy Corp. and Subsidiaries Extension of and Amendment to Credit Facility.

Effective November 20, 2007, FirstEnergy Corp. (FirstEnergy), Ohio Edison Company (OE), Pennsylvania Power Company (Penn), The Cleveland Electric Illuminating Company (CEI), The Toledo Edison Company (TE), Jersey Central Power & Light Company (JCP&L), Metropolitan Edison Company (Met-Ed), Pennsylvania Electric Company (Penelec), FirstEnergy Solutions Corp. (FES) and American Transmission Systems, Incorporated (ATSI), as borrowers (collectively, the Borrowers), agreed, pursuant to a Consent and Amendment with the lenders under the Borrowers’ $2.75 billion Credit Agreement, dated as of August 24, 2006 (Facility), to (i) the extension of the termination date of the Facility for one year to August 24, 2012 (Facility Extension), and (ii) the amendment of certain provisions of the Facility relating to future extensions of the Facility termination date beyond 2012 and the requirements for borrowings by FES (Amendments).

The Amendments provide for an unlimited number of additional one-year extensions of the Facility termination date upon shorter notice to the lenders than was provided by the original terms of the Facility, which permitted only two such extensions.  In particular, the Amendments provide that Borrowers may, by notice to the administrative agent (which shall promptly notify the lenders) not earlier than 45 days and not later than 35 days prior to any anniversary of the date of the Consent and Amendment (Anniversary Date), request that each lender extend such lender’s termination date for an additional year after the termination date then in effect for such lender.  Each lender, acting in its sole and individual discretion, shall notify, not earlier than 30 days and not later than 20 days prior to the applicable Anniversary Date, the administrative agent whether or not it agrees to such extension.  The administrative agent shall notify the Borrowers of each lender’s determination by the fifth day prior to the Anniversary Date (or, if such date is not a business day, on the next business day), and if the aggregate amount of the commitments of lenders agreeing to such extension is more than 66-2/3% of total Facility commitments then in effect, the extension will be deemed effective as of that date.

In addition, the Amendments increase FES’ borrowing sub-limit under the Facility to up to $1 billion and remove any requirements for the delivery of a FirstEnergy guaranty of FES’ obligations under the Facility or the prepayment of outstanding advances by FES (previously required in each case, in the event of a downgrade in FES’ credit ratings below (i) BBB- by Standard & Poor’s Ratings Services, or any successor thereto (S&P) and (ii) Baa3 by Moody’s Investors Service, Inc. or any successor thereto (Moody’s)).

The Facility, which was originally reported on a Current Report on Form 8-K, dated August 24, 2006, remains in effect and unchanged except for the Facility Extension and Amendments described above.  In particular, the borrowing sub-limit for each Borrower, as well as the limitations on short-term indebtedness applicable to each Borrower under current regulatory approvals and applicable statutory and/or charter limitations are as follows:

	Revolving		Regulatory and
	Credit Facility		Other Short-Term
Borrower	Sub-Limit		Debt Limitations	(1)
	(In millions)
FirstEnergy	$2,750		$-	(2)
OE	500		500
Penn	50		41
CEI	250	(3)	500
TE	250	(3)	500
JCP&L	425		423
Met-Ed	250		250	(4)
Penelec	250		250	(4)
FES	1,000		-	(2)
ATSI	-	(5)	50

(1)	As of September 30, 2007.

(2)	No regulatory approvals, statutory or charter limitations applicable.

(3)
Borrowing sub-limits for CEI and TE may be increased to up to $500 million by delivering notice to the administrative agent that such borrower has senior unsecured debt ratings of at least BBB by S&P and Baa2 by Moody’s.

(4)	Excluding amounts which may be borrowed under the FirstEnergy regulated subsidiaries money pool.

(5)
The borrowing sub-limit for ATSI may be increased up to $100 million by delivering notice to the administrative agent that either (i) such borrower has senior unsecured debt ratings of at least BBB- by S&P and Baa3 by Moody’s or (ii) FirstEnergy has guaranteed the obligations of such borrower under the facility.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Facility and the Consent and Amendment.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry and legislative and regulatory changes affecting how generation rates will be determined following the expiration of existing rate plans in Ohio and Pennsylvania, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, other legislative and regulatory changes including revised environmental requirements, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation or other potential regulatory initiatives, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the NRC (including, but not limited to, the Demand for Information issued to FENOC on May 14, 2007) as disclosed in the registrants’ SEC filings, the timing and outcome of various proceedings before the PUCO (including, but not limited to, the distribution rate cases and the generation supply plan filing for the Ohio Companies and the successful resolution of the issues remanded to the PUCO by the Ohio Supreme Court regarding the RSP and RCP, including the deferral of fuel costs) and the PPUC (including the resolution of the Petitions for Review filed with the Commonwealth Court of Pennsylvania with respect to the transition rate plan for Met-Ed and Penelec), the continuing availability of generating units and their the ability to operate at, or near full capacity, the ability to comply with applicable state and federal reliability standards, the inability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets and the cost of such capital, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage,  the risks and other factors discussed from time to time in the registrants’ SEC filings, and other similar factors. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible to predict all such factors, nor assess the impact of any such factor on the registrants’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. Also, a security rating is not a recommendation to buy, sell or hold securities, and it may be subject to revision or withdrawal at any time and each such rating should be evaluated independently of any other rating. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 20, 2007

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

THE TOLEDO EDISON COMPANY
Registrant

METROPOLITAN EDISON COMPANY
Registrant

PENNSYLVANIA ELECTRIC COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller
and Chief Accounting Officer

JERSEY CENTRAL POWER & LIGHT COMPANY
Registrant

/s/ Paulette R. Chatman
Paulette R. Chatman
Controller
(Principal Accounting Officer)